UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 26, 2023
Date of Report (date of earliest event reported)

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-2299		34-0117420
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Applied Plaza	Cleveland	Ohio	44115
(Address of Principal Executive Offices)			(Zip Code)
(216) 426-4000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	AIT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

    On January 26, 2023, Applied Industrial Technologies, Inc. (“Applied”) issued a press release related to its earnings for the fiscal year 2023 second quarter ended December 31, 2022. The release is attached as Exhibit 99.1 to this Report on Form 8-K.

    The information in this Report on Form 8-K, including the Exhibit, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

Exhibit 99.1 - Press release of Applied Industrial Technologies, Inc. dated January 26, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Registrant)

By: /s/ Fred D. Bauer
Fred D. Bauer, Vice President-General Counsel & Secretary
Date: January 26, 2023

EXHIBIT INDEX

Exhibit No.    Description

99.1        The following exhibit is furnished with this Report on Form 8-K: Earnings release of Applied Industrial Technologies, Inc. dated January 26, 2023.